UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Dover Corporation (the “Company”) held its Annual Meeting of Shareholders on May 4, 2018, at which meeting the shareholders:

(1)	elected ten directors,

(2)	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018, and

(3)	approved, on an advisory basis, named executive officer compensation.

The shareholders also voted on proposals to amend Articles 15 and 16 of the Company’s Restated Certificate of Incorporation to eliminate the super-majority voting requirements therein. Those proposals did not pass, as passage required the affirmative vote of at least 80% of the outstanding shares of common stock. The proposals to amend Articles 15 and 16 received the affirmative vote of 79.94% and 79.95% of the outstanding shares of common stock, respectively.

The breakdown of the shareholder votes on these matters is listed below:

1.	To elect ten directors:

Director	For	Against	Abstain	Broker Non-Vote
Peter T. Francis	123,311,574	2,116,615	282,273	11,491,293
Kristiane C. Graham	123,197,731	2,240,176	272,555	11,491,293
Michael F. Johnston	124,004,086	1,431,861	274,515	11,491,293
Richard K. Lochridge	122,484,409	2,926,473	299,580	11,491,293
Eric A. Spiegel	124,756,414	669,505	284,543	11,491,293
Richard J. Tobin	123,978,005	1,473,763	258,694	11,491,293
Stephen M. Todd	124,745,329	691,535	273,598	11,491,293
Stephen K. Wagner	123,981,108	1,457,945	271,409	11,491,293
Keith E. Wandell	123,941,039	1,504,759	264,664	11,491,293
Mary A. Winston	123,242,995	2,177,093	290,374	11,491,293

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018:

For	Against	Abstain	Broker Non-Vote
134,718,221	2,320,881	162,653	0

3.	To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
120,767,817	3,958,766	983,879	11,491,293

4.	To approve amendments to Article 15 of the Company’s Restated Certificate of Incorporation to eliminate the super-majority voting requirement:

For	Against	Abstain	Broker Non-Vote
123,580,869	1,325,969	803,624	11,491,293

5.	To approve amendments to Article 16 of the Company’s Restated Certificate of Incorporation to eliminate the super-majority voting requirement:

For	Against	Abstain	Broker Non-Vote
123,597,237	1,313,817	799,408	11,491,293

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2018	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

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